Business combination	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Business combination	Business combination
During 2021, as part of the restructuring of Paratus Energy Services Ltd. ("PES"), certain PES lenders facilitated a restructuring of the bank debt of the SeaMex joint venture, which enabled PES to acquire a 100% equity interest in the SeaMex joint venture by way of a credit bid. The acquisition was executed through a share purchase agreement ("SPA") that was entered into on September 2, 2021 and closed on November 2, 2021. Under the SPA, the assets of SeaMex were sold out of provisional liquidation to a newly incorporated wholly owned subsidiary of PES, in exchange for the extinguishment of $393 million of debt instruments owed by SeaMex to PES. Before the sale, PES had recorded allowances for expected credit losses against these debt receivables totaling $65 million.
Following the closing of the SPA on November 2, 2021, PES obtained the remaining 50% equity interest in SeaMex, resulting in the consolidation of SeaMex into PES in a business combination. As Seadrill held a 100% interest in PES until the conclusion of PES's wider restructuring in January 2022, Seadrill consolidated the results of SeaMex, as a discontinued operation, between November 2021 and January 2022. The acquisition was accounted for by both PES and Seadrill as a business combination under topic 805 - Business Combinations. Prior to the transaction Seadrill accounted for the interest in SeaMex, held through PES, as an equity method investment.
We used a convenience date of November 1, 2021 to account for this transaction. For more information on Seadrill's comprehensive restructuring, including the restructuring of PES and the acquisition of SeaMex, please refer to Note 4 - "Chapter 11".
The following is a summary of SeaMex's identifiable assets acquired and liabilities assumed as at acquisition date:

(In $ millions)	As at acquisition
Carrying amounts of major classes of assets
Cash and cash equivalents	41
Restricted cash	21
Accounts receivable, net	316
Intangible drilling contracts	172
Drilling units	216
Other assets	17
Total assets	783
Carrying amounts of major classes of liabilities
Amounts due to related parties	133
Long-term debt	234
Other liabilities	88
Total liabilities	455
Net asset acquired	328
Prior to November 2021, 50% of the net income or loss from SeaMex was recorded by Seadrill through the profit and loss line item "share in results from associated companies". From November 2021 until January 20, 2022, Seadrill fully consolidated SeaMex's results. All amounts have been reported through discontinued operations. The following is a summary of SeaMex's results since the acquisition date included in the discontinued operations for periods covered by the report.

(In $ millions)	Period from January 1, 2022 through January 20, 2022	Period from November 2, 2021 through December 31, 2021
Results from business combination
Operating revenues
Contract revenues	12	36
Total operating revenues	12	36
Operating expenses
Vessel and rig operating expenses	(7)	(25)
Selling, general and administrative expenses	(1)	(2)
Total operating expenses	(8)	(27)
Operating profit	4	9
Financial and non-operating items
Interest expense	(1)	(4)
Others	(1)	(1)
Total financial items	(2)	(5)
Income before tax	2	4
Income tax benefit	(1)	2
Income after tax	1	6